EXHIBIT 32.1

INTERNATIONAL LEADERS CAPITAL CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of International Leaders Capital Corporation (the Registrant) on Form 10-Q for the period  ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Cihan Huang, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Cihan Huang and will be retained by  International Leaders Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 13, 2017

By: /s/ Cihan Huang

Cihan Huang

Chief Executive Officer

(Principal Executive Officer)

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